                                                                    EXHIBIT 10.B






                    GES EXPOSITION SERVICES, INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                    (Restated as of January 1, 2001)

TABLE OF CONTENTS

--------------------------------------------------------------------------------

     ARTICLE 1. EFFECTIVE DATE AND PURPOSE                                     1

     ARTICLE 2. DEFINITIONS                                                    1

     ARTICLE 3. PARTICIPATION                                                  3

     ARTICLE 4. FUNDING                                                        4

     ARTICLE 5. CATEGORIES OF BENEFIT PAYMENTS TO ELIGIBLE EMPLOYEES           4

     ARTICLE 6. RETIREMENT BENEFITS                                            4

     ARTICLE 7. FINAL AVERAGE EARNINGS                                         5

     ARTICLE 8. OPTIONAL FORMS                                                 5

     ARTICLE 9. SURVIVOR'S BENEFIT                                             5

     ARTICLE 10. VESTING                                                       6

     ARTICLE 11. NON-COMPETE AND FORFEITURE PROVISIONS                         6

     ARTICLE 12. ADMINISTRATION, MODIFICATION, AND TERMINATION OF THE PLAN     7

     ARTICLE 13. TAX WITHHOLDING                                               7

     ARTICLE 14. MISCELLANEOUS                                                 8

     ARTICLE 15. APPLICABLE LAW                                                8

     SCHEDULE A.                                                               9

     SCHEDULE B.                                                              10

     SCHEDULE C.                                                              11
1. General Rules                                                              11
2. Post-1997 Credited Service Benefit                                         11
3. Pre-1998 Credited Service Benefit                                          11
4. Reduction in Monthly Amount for Commencement Before Age 65                 11

     SCHEDULE D.                                                              12
1. General Rules                                                              12
2. Post-1997 Credited Service Benefit                                         12
3. Pre-1998 Credited Service Benefit                                          12
4. Reduction in Monthly Amount for Commencement Before Age 65                 12

                          GES EXPOSITION SERVICES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                        (Restated as of January 1, 2001)

ARTICLE 1. EFFECTIVE DATE AND PURPOSE

This GES Exposition Services, Inc. Supplemental Executive Retirement Plan (the "Plan") is established effective August 1, 1995, as amended effective January 1, 1998 and January 1, 2001, for the purpose of providing post-retirement income to Eligible Employees (as defined in Article 3) who are selected for participation and who continue to be employed as Eligible Employees on or after January 1, 1996. No person who ceases to be an Eligible Employee prior to January 1, 1996, shall be entitled to receive any benefit under this Plan. It is the intention of GES Exposition Services, Inc. (the "Company") that Eligible Employees are those employees selected by the Company from time to time pursuant to Article 3, from a select group of management or highly-compensated employees of the Company or Subsidiaries such that the Plan continues to be eligible for exemptions under Parts 1, 2, 3 and 4 of Title I of ERISA and U.S. Department of Labor regulations. It also is the intention of the Company that the Plan be unfunded, that any Eligible Employee's rights under the Plan are those of a general creditor only, and that there be no elections with respect to any benefits under the Plan by Eligible Employees. Subject to rights and benefits expressly fixed by the terms hereof, the Company also intends that the Plan may be amended or terminated and that benefits may be reduced or eliminated as the Board of Directors of the Company determines from time to time and that individuals' rights may be altered.

By adoption of this Plan document, the Company hereby amends and restates the Plan, effective as of January 1, 2001.

ARTICLE 2. DEFINITIONS

Whenever used in this Plan, the following words and phrases shall have the respective meanings stated below unless a different meaning is expressly provided or is plainly required by the context. Capitalized terms not defined in this Article, but defined in the Viad Corp Retirement Income Plan ("VCRIP"), shall have the respective meanings ascribed to them in VCRIP. Capitalized terms applicable to a specific Schedule of Benefits, and not defined in this Article or VCRIP, are defined in the applicable Schedule of Benefits.

(a) "COMMITTEE" means the committee, if any, appointed by the Company, in its sole discretion, to carry out some or all of the administrative activities necessary or advisable for the proper administration of the Plan. If the Company does not appoint, or has not appointed, such a committee, references to the Committee shall be interpreted to mean the Company or its authorized delegate.

(b) "COVERED COMPENSATION" means the average (without indexing) of the Eligible Employee's taxable wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Eligible Employee attains or will attain Social Security retirement age, as determined under Internal Revenue Code Section 415(b)(8). In determining an Eligible Employee's Covered Compensation for any calendar year, the taxable wage base for the current and any subsequent calendar year is assumed to be the same as the taxable wage base in effect as of the beginning of the calendar year for which the determination is being made. An Eligible Employee's Covered Compensation for a calendar year after the 35-year period is equal to his or her Covered Compensation for the calendar year in which the Eligible Employee attained Social Security retirement age. An Eligible Employee's Covered Compensation for a calendar year before the 35-year period is the taxable wage base in effect as of the beginning of the calendar year. Covered Compensation is automatically adjusted at the beginning of each calendar year

(c) "CREDITED SERVICE" means the period or periods of employment counted as Service (as defined in VCRIP) with the Company or a Related Company (as defined in VCRIP and only while the entity is a Related Company), beginning with the later of January 1, 1980 or the Eligible Employee's date of hire. In no event, however, shall more than thirty (30) years of Service be counted as Credited Service for any Eligible Employee under this Plan.

(d) "DISABLED PARTICIPANT" means an Eligible Employee who becomes eligible for and receives disability benefits under the Social Security Act. For purposes of determining Service (as defined in VCRIP) and Credited Service (as defined in this Plan) earned during the period of disability, a Disabled Participant under this Plan shall be treated as though he or she is a Disabled Participant under VCRIP (whether or not the individual actually is a Disabled Participant under VCRIP).

(e) "ELIGIBLE EMPLOYEE" means each employee of the Company or a Subsidiary designated pursuant to Article 3 and the applicable Schedule of Benefits as eligible to participate in that Schedule of Benefits. To be an Eligible Employee, the employee must meet at least the following requirements at the time he or she is designated an Eligible Employee:

      (1) His or her current base salary must exceed the Social Security Wage Base, for purposes other than Medicare, applicable in his or her year of enrollment by 25%;

      (2) He or she must be exempt from the provisions of the Fair Labor Standards Act;

      (3) His or her duties must be those of supervisory or management personnel; and

      (4) He or she must be an officer of the Company or one of its Subsidiaries with one of the following titles:

            (A)   Vice President

            (B)   Senior Vice President

            (C)   Executive Vice President

            (D)   President

            (E)   Chairman of the Board and Chief Executive Officer

(f) "FINAL AVERAGE EARNINGS" means the earnings used to determine benefits under this Plan as further described in Article 7.

(g) "MIPs" means bonuses awarded under the Management Incentive Plan, or its predecessor or successor plan, as well as bonuses awarded as a special recognition award, special achievement award, spot award or, as determined by the Committee, pursuant to any other similar bonus program.

(h) "PENSION PLANS" means all qualified and nonqualified pension plans sponsored by the Company or a Related Company, other than this Plan, the Viad Corp Capital Accumulation Plan, and the Viad Corp Employees' Stock Ownership Plan.

(i) "PLAN" means this GES Exposition Services, Inc. Supplemental Executive Retirement Plan, as amended.

(j) "SCHEDULE OF BENEFITS" means each of Schedule C and Schedule D attached hereto and made a part of this Plan providing for benefits to designated Eligible Employees, as specified in Schedule B.

(k) "SUBSIDIARY" means any subsidiary or affiliate of the Company identified on Schedule A.

(l)   "VCRIP" means the Viad Corp Retirement Income Plan, as amended.

ARTICLE 3. PARTICIPATION

An employee of the Company (or any of its Subsidiaries shall become eligible to participate in the Plan (an "Eligible Employee") when approved by the Board of Directors of the Company. A list of Eligible Employees with respect to each Schedule of Benefits is attached as Schedule B. The Company shall periodically update Schedule B, if additional employees become eligible for benefits under this Plan.

ARTICLE 4. FUNDING

No fund shall be established to provide for the payment of benefits under the Plan. Payment of benefits shall be made only when an Eligible Employee retires and shall be payable by the Company at such time. No trust, other than one which will not cause the Plan to be "funded" under current Internal Revenue Service and U.S. Department of Labor regulations and rulings, shall be created. Any rights of an Eligible Employee or any other person claiming by or through him or her shall be those of a general creditor of the Company only. The Company may create book reserves or take such other steps as it deems appropriate to provide for its expected liabilities under the Plan. Any funds, and the proceeds therefrom, utilized by the Company to provide for its expected liabilities under the Plan shall remain the unrestricted assets of the Company.

ARTICLE 5. CATEGORIES OF BENEFIT PAYMENTS TO ELIGIBLE EMPLOYEES

Benefits shall be payable by the Company in accordance with the terms and conditions of the Plan and as described in each Schedule of Benefits to the Eligible Employees as shown on Schedule B. If an employee is incorrectly included or excluded from Schedule B or the Eligible Employee's applicable Schedule of Benefits is incorrectly described in Schedule B, actual entitlement to participation and benefits under the Plan shall be reasonably determined by the Committee in its sole discretion.

ARTICLE 6. RETIREMENT BENEFITS

The Plan shall pay a monthly benefit on the Eligible Employee's retirement from the Company and its Subsidiaries, after attainment of age 65, or age 55 with 10 or more Years of Service, provided that the Eligible Employee has actually left the employ of the Company and all Related Companies. For this purpose, "Years of Service" shall include an Eligible Employee's service with an entity or business prior to the date that the entity became a Related Company or the date that the Company or a Related Company acquired the assets of the business. Unless otherwise expressly stated in a Schedule of Benefits, such monthly payments shall be equal to the amount by which the sum of the monthly pension benefits payable to the Eligible Employee from Pension Plans is less than the aggregate amount(s) determined under the applicable Schedule(s) of Benefits. In making this determination, the amount(s) from such Pension Plans shall be determined prior to the election of any payment options (such as joint and survivor elections). In addition, when an Eligible Employee is a participant in more than one Pension Plan and benefits under any one of such Pension Plans are not available immediately on account of early retirement eligibility provisions, then, for the purposes of the Plan, such benefits shall be taken into account as though payable immediately on an actuarially equivalent basis, as reasonably determined by the Committee in its sole discretion. Similarly, for purposes of determining monthly amounts payable from this Plan, if an Eligible Employee commenced or received a distribution of benefits from one or more Pension Plans before benefits are payable under this Plan, such distributed benefits shall be taken into account for purposes of this paragraph as though they had not been previously distributed, adjusted on an actuarially equivalent basis, using the factors in effect under such Pension Plans for adjusting payment forms when the benefits commenced or were paid.

ARTICLE 7. FINAL AVERAGE EARNINGS

Final Average Earnings means the five-year average of the Eligible Employee's last 60 months of base salary, sales commissions and overtime plus fifty percent (50%) of the MIPs awarded (whether paid or deferred) from the Company and its Subsidiaries during that period. Notwithstanding the foregoing, if the Eligible Employee attains age 55 before 1998, then one hundred percent (100%) of the MIPs awarded (whether paid or deferred) from the Company and its Subsidiaries shall be counted in determining Final Average Earnings. If the Eligible Employee's period of employment with the Company and its Subsidiaries is less than 60 months, the number of actual months of the Eligible Employee's period of employment with the Company and its Subsidiaries shall be used to determine Final Average Earnings. Notwithstanding the foregoing, if the Eligible Employee received salary for less than 15 days in a calendar month, the salary and overtime for that month shall not count and that month shall not count among the months to be averaged in determining Final Average Earnings. For purposes of determining Final Average Earnings of a Disabled Participant, the Eligible Employee's base salary, sales commissions and overtime plus fifty percent (50%) of the MIPs awarded (whether paid or deferred) from the Company and its Subsidiaries during the 12-month period preceding the date that the individual became a Disabled Participant shall be deemed to continue during the period for which the Disabled Participant continues to be credited with Service. Final Average Earnings shall be determined under this Plan without regard to any limitations under Internal Revenue Code Section 401(a)(17) on the amount of annual compensation that may be taken into account under qualified plans.

ARTICLE 8. OPTIONAL FORMS

The normal form of benefit under this Plan is a single life annuity for the life of the Eligible Employee. If any pension benefit is payable to an Eligible Employee from a Pension Plan, and an optional form of payment is elected under that Pension Plan, then a similar election will be deemed made under the Plan. If two or more such pensions are payable from such other Pension Plans, then the option selected from the Pension Plan generating the largest monthly pension payment (include the beneficiary designation in connection with such option and benefits, if applicable) shall prevail for the purposes of the Plan. Notwithstanding the foregoing, no lump sum distributions shall occur or be permitted hereunder.

ARTICLE 9. SURVIVOR'S BENEFIT

If an Eligible Employee dies before benefits have commenced (whether or not the Eligible Employee has terminated employment with the Company and Related Companies) and the Eligible Employee's spouse would be eligible for a surviving spouse benefit under the VCRIP, then the surviving spouse will receive a benefit under this Plan equal to:

(a) The surviving spouse benefit that would be provided by the VCRIP, but based on the benefit formula adjustments described in the Schedule of Benefits under which the Eligible Employee is covered, reduced by

(b) Any surviving spouse's benefit payable from Pension Plans when such benefit becomes payable, as reasonably determined by the Committee in its sole discretion.

ARTICLE 10. VESTING

Notwithstanding any other provision hereof, any Eligible Employee hereunder who has accumulated five years of Service with the Company and Related Companies taken as a whole, ignoring breaks in service, shall be fully vested and entitled to benefits hereunder.

ARTICLE 11. NON-COMPETE AND FORFEITURE PROVISIONS

Notwithstanding any other provision in this Plan to the contrary, from and after January 1, 2000, an Eligible Employee's right to receive a benefit or future benefits under this Plan shall be governed by the following provisions:

(a) The right shall be conditioned upon certification by the Eligible Employee prior to their receipt of any future benefits under this Plan that the Eligible Employee has read and understands the non-compete and forfeiture provisions set forth in this Article 11, and that the Eligible Employee has no intent to engage in any activity or provide any services which are contrary to the spirit and intent of these provisions. The Eligible Employee's failure to so certify shall not constitute a waiver on the part of the Company as to the enforceability of these provisions under Article 11.

(b) In order to better protect the goodwill of the Company and its Subsidiaries and to prevent the disclosure of the Company's or its Subsidiaries' trade secrets and confidential information and thereby help insure the long-term success of the business, the Eligible Employee, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five
      (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of the Eligible Employee's termination of employment with the Company, or its Subsidiaries, in connection with the manufacture, development, advertising, promotion, design, or sale or any other activity in furtherance of any business enterprise, service or product which is the same as or similar to or competitive with or in any way adverse to any services or products or other activities of the Company or its Subsidiaries (including both existing services or products as well as services or products known to the Eligible Employee, as a consequence of the Eligible Employee's employment with the Company or one of its Subsidiaries, to be in development):

      (1) With respect to which the Eligible Employee's work has been directly concerned at any time preceding termination of employment with the Company or any of its Subsidiaries, or

      (2) With respect to which during that period of time the Eligible Employee, as a consequence of the Eligible Employee's job performance and duties, acquired knowledge of the trade secrets or other confidential information of the Company or its Subsidiaries.

      For purposes of this Article 11, it shall be conclusively presumed that the Eligible Employee has knowledge of information he or she was directly exposed to through actual receipt or review of memoranda or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c) If, at any time during the two (2) year period after the Eligible Employee's termination of employment from the Company or any of its Subsidiaries, the Eligible Employee engages in any conduct described in subsection (b) above, then the amount of any payments made to the Eligible Employee from the Plan during that period (without regard to tax effects) shall be paid by the Eligible Employee to the Company. The Eligible Employee consents to the deduction from any amounts the Company or any of its Subsidiaries owes the Eligible Employee from time to time to the extent of the amount the Eligible Employee owes the Company hereunder.

ARTICLE 12. ADMINISTRATION, MODIFICATION, AND TERMINATION OF THE PLAN

The Board of Directors of the Company may terminate the Plan or any Schedule of Benefits at any time. Any amounts vested under the Plan prior to any such termination shall continue to be subject to the terms and conditions in effect under the Plan when the Plan is terminated. The Plan may be amended at any time or from time to time by the Board of Directors of the Company; provided, however, that no amendment shall have the effect of retroactively reducing benefits earned up to the date that the amendment is adopted. The Company shall have full power and authority to interpret and administer the Plan, to promulgate rules of Plan administration, to adopt a claims procedure, to conclusively settle any disputes as to rights or benefits arising from the Plan, and to make such decisions or take such actions as the Company, in its sole discretion, reasonably deems necessary or advisable to aid in the proper administration and maintenance of the Plan.

ARTICLE 13. TAX WITHHOLDING

Any federal, state or local taxes, including FICA tax amounts, required by law to be withheld with respect to benefits earned and vested under this Plan or any other compensation arrangement may be withheld from the Eligible Employee's benefit, salary, wages or other amounts paid by the Company and reasonably available for withholding. Prior to making or authorizing any benefit payment under this Plan, the Company may require such documents from any taxing authority, or may require such indemnities or a surety bond from any Eligible Employee or beneficiary, as the Company shall reasonably consider necessary for its protection.

ARTICLE 14. MISCELLANEOUS

The Plan, and any determination made by the Committee or the Company in connection therewith, shall be binding upon each Eligible Employee, his or her beneficiary or beneficiaries, heirs, executors, administrators, successors and assigns. Notwithstanding the foregoing sentence, no benefit under the Plan may be sold, assigned, transferred, conveyed, hypothecated, encumbered, anticipated or otherwise disposed of, and any attempt to do so shall be void. No such benefit payment shall be, prior to actual receipt thereof by the Eligible Employee, or his or her beneficiary or beneficiaries, as the case may be, in any manner subject to the debts, contracts, liabilities or engagements of such Eligible Employee or beneficiary(ies). The Plan shall not constitute, nor be deemed to constitute, a contract of employment between the Company (or any Related Company) and any Eligible Employee, nor shall any provision hereof restrict the right of the Company (or any Related Company) to discharge any Eligible Employee from his or her employment, with or without cause. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect any other provision, but this Plan shall be construed in all respects as if such invalid provision were omitted.

ARTICLE 15. APPLICABLE LAW

This Plan shall be construed in accordance with and governed by the laws of the State of Nevada to the extent not superseded by the laws of the United States of America.

Adopted pursuant to the Viad Board of Directors' resolution of May 8, 2001:



                                        By:   /s/ Suzanne Pearl
                                           -------------------------------------

                                        Title:  Vice President - Human Resources
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

SCHEDULE A.

LIST OF PARTICIPATING EMPLOYERS
(as of January 1, 2001)


        PARTICIPATING COMPANY              EFFECTIVE DATE

        GES Exposition Services, Inc.      August 1, 1995

SCHEDULE B.

LIST OF DESIGNATED ELIGIBLE EMPLOYEES
(as of January 1, 2001)


                            SOCIAL SECURITY        BENEFIT
        NAME                NUMBER                 SCHEDULE


SCHEDULE C.

1. GENERAL RULES

Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company who are selected by the Board of Directors for inclusion under this Schedule of Benefits. The annual amount used under this Schedule of Benefits to determine the monthly benefit (one-twelfth of the annual amount) payable to any Eligible Employee as of his or her 65th birthdate under Article 6 is the sum of the Eligible Employee's Post-1997 Credited Service Benefit and the Eligible Employee's Pre-1998 Credited Service Benefit.

2. POST-1997 CREDITED SERVICE BENEFIT

For purposes of this Schedule C, the Post-1997 Credited Service Benefit is the sum of (a) and (b), multiplied by the Eligible Employee's Credited Service for periods after 1997, where:

(a) Is 1.15 percent of the Eligible Employee's Final Average Earnings up to Covered Compensation.

(b) Is 1.70 percent of the excess, if any, of the Eligible Employee's Final Average Earnings over Covered Compensation.

An Eligible Employee's Credited Service under this section shall be limited to 30 years minus any Credited Service taken into account for purposes of any calculation under section 3.

3. PRE-1998 CREDITED SERVICE BENEFIT

For purposes of this Schedule C, the Pre-1998 Credited Service Benefit is the sum of (a) and (b), multiplied by the Eligible Employee's Credited Service for periods before 1998, where:

(a) Is 1.25 percent of Eligible Employee's Final Average Earnings up to Covered Compensation.

(b) Is 1.75 percent of the excess, if any, of the Eligible Employee's Final Average Earnings over Covered Compensation.

4. REDUCTION IN MONTHLY AMOUNT FOR COMMENCEMENT BEFORE AGE 65

The monthly amount determined under section 2 shall be subject to a reduction of one-third (1/3) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. The monthly amount determined under section 3 shall be subject to a reduction of one-quarter (1/4) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. In no event, however, may an Eligible Employee commence benefits under this section prior to attaining his or her 55th birthday with ten or more Years of Service, as determined under Article 6.

SCHEDULE D.

1. GENERAL RULES

Benefits may be payable under this Schedule of Benefits in respect of persons employed by the Company who are selected by the Board of Directors for inclusion under this Schedule of Benefits. The annual amount used under this Schedule of Benefits to determine the monthly benefit (one-twelfth of the annual amount) payable to any Eligible Employee as of his or her 65th birthdate under Article 6 is the sum of the Eligible Employee's Post-1997 Credited Service Benefit and the Eligible Employee's Pre-1998 Credited Service Benefit.

2. POST-1997 CREDITED SERVICE BENEFIT

For purposes of this Schedule D, the Post-1997 Credited Service Benefit is the sum of (a) and (b), multiplied by the Eligible Employee's Credited Service for periods after 1997, where:

(a) Is 0.90 percent of the Eligible Employee's Final Average Earnings up to Covered Compensation.

(b) Is 1.40 percent of the excess, if any, of the Eligible Employee's Final Average Earnings over Covered Compensation.

An Eligible Employee's Credited Service under this section shall be limited to 30 years minus any Credited Service taken into account for purposes of any calculation under section 3.

3. PRE-1998 CREDITED SERVICE BENEFIT

For purposes of this Schedule D, the Pre-1998 Credited Service Benefit is the sum of (a) and (b), multiplied by the Eligible Employee's Credited Service for periods before 1998, where:

(a) Is 0.90 percent of the Eligible Employee's Final Average Earnings up to Covered Compensation.

(b) Is 1.40 percent of the excess, if any, of the Eligible Employee's Final Average Earnings over Covered Compensation.

4. REDUCTION IN MONTHLY AMOUNT FOR COMMENCEMENT BEFORE AGE 65

The monthly amount determined under section 2 shall be subject to a reduction of one-third (1/3) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. The monthly amount determined under section 3 shall be subject to a reduction of one-quarter (1/4) of one percent for each of the first thirty-six (36) months that benefit commencement precedes his or her 65th birthday and of five-twelfths (5/12) of one percent for each additional month (over 36) that benefit commencement precedes his or her 65th birthday. In no event, however, may an Eligible Employee commence benefits under this section prior to attaining his or her 55th birthday with ten or more Years of Service, as determined under Article 6.